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                                                                    Exhibit 23.3

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Borg-Warner Automotive, Inc. on Form S-4 of our report dated April 24, 1998 incorporated by reference in the Annual Report on Form 10-K of Borg-Warner Automotive, Inc. for the year ended December 31, 1997 and to the reference to us under the heading "Experts" in the Prospectus, which is part of such Registration Statement.

                                                  /s/ KPMG


Tokyo, Japan
January 21, 1999